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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                               -----------------

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): June 26, 2000



                           JOURNAL REGISTER COMPANY
            (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                    1-12955                  22-3498615
      (State or Other        (Commission File Number)      (I.R.S. Employee
      Jurisdiction of                                   Identification Number)
      Incorporation)



             50 WEST STATE STREET, TRENTON, NEW JERSEY 08608-1298
         (Address of Principal Executive Offices, Including Zip Code)



                                (609) 396-2200
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

      On June 26, 2000, Journal Register Company (the "Company") issued a press release announcing that it had reached an agreement to sell the Suburban Newspapers of Greater St. Louis (including the LADUE NEWS) to Pulitzer Inc. of St. Louis for $165 million. The Company had originally announced its plans to sell the Missouri-based weekly newspaper group in February 2000. The sale is expected to be completed during the second half of 2000. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            The following exhibit is filed with this Report:

            99    Press Release, dated June 26, 2000.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2000                            JOURNAL REGISTER COMPANY



                                           By:  /s/ Jean B. Clifton
                                              _________________________
                                                Jean B. Clifton
                                                Executive Vice President &
                                                Chief Financial Officer and
                                                Secretary




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                                  EXHIBIT INDEX


     EXHIBIT NO.       DESCRIPTION

          99           Press Release, dated June 26, 2000.